47. Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events
47. Subsequent Events
47.	Subsequent Events

Dividend Resolution

The Board of Directors, in a meeting held on February 2, 2021, approved the Executive Board's proposal, ad referendum of the Annual General Meeting, to be held until April 2021, for the distribution of dividends, in the gross amount of R$512 million. Shareholders who are registered in the Bank's records on February 3, 2021 (inclusive) will be entitled to the Dividends, Accordingly, as of February 16, 2021 (inclusive), the Bank's shares will be traded “Ex-dividends”. The dividend amount will be paid as of March 3, 2021, fully charged to the mandatory dividends to be distributed by the Bank, for the year 2020, without any monetary restatement. The decision was approved by the Fiscal Council, according to the meeting held on the same date, and is in compliance with the provisions of CMN Resolution No, 4,885/2020.

Getnet Adquirência e Serviços para Meios de Pagamentos S.A.

Further to the Material Facts disclosed on November 16, 2020 and February 2, 2021, the bank informed its shareholders and the market in general that Santander Brasil’s Board of Directors, in a meeting held on February 25, 2021, their approval of the proposal to segregate Santander Brasil’s equity interest in its wholly-owned subsidiary Getnet Adquirência e Serviços para Meios de Pagamentos S.A. (“Getnet” and, jointly with Santander Brasil, the “Companies”), by means of a spin-off from Santander Brasil (“Spin-off”), to be evaluated by the shareholders of Santander Brasil in an Extraordinary Shareholders’ Meeting.

In addition, on February 25, 2021, the Fiscal Board of Santander Brasil opined in favor of the Spin-off proposal.